QPAGOS

QPAGOS

Strategic Player in the Growing Electronic Payments Sector

May 2018

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of the private Securities Litigation reform Act of 1995, as amended, on QPAGOS' current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," "indicates," and similar expressions. These statements are based upon management's current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the size of the market and potential business opportunities. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in QPAGOS' forward-looking statements include, among other things, future capital requirements and availability of financing, competition, general economic conditions, ability to expand and attract additional customers and the other factors described in QPAGOS' Annual Report on Form 10-K for the year ending December 31, 2017, subsequent quarterly reports on Form 10-Qs and any other filings QPAGOS makes with the SEC. The information in this presentation is provided only as of the date presented, and QPAGOS undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events or otherwise, except as required by law.

QPAGOS

About Us

QPAGOS is a leading electronic payment solutions developer, processor and supplier to financial institutions, merchants and service providers in Mexico.

The Company helps consumers and merchants connect more efficiently with its service providers by providing a payments ecosystem across multiple devices such as self-service kiosks, mobile apps, and many more.

With its professional in-house IT team and a ten-year renewable exclusive license agreement from a global payments pioneer, QPAGOS provides proven advanced payment solutions and services that have been deployed in countries across Europe, Asia, and the North and South American continents.

QPAGOS

Our Business

QPAGOS' Electronic Payment Solutions


QPAGOS
RECARGAS Y PAGOS
INFORMACIÓN
INSTRUCCIONES DE USO

Mobile Cashiers

QPAGOS mobile cashiers assists small businesses by enabling them to receive payments via their mobile devices.

"Monedero"

QPAGOS "Monedero" allows users to do transactions through their mobile devices in a secure and timely manner.

Payment Solutions Integration

QPAGOS payment solutions are designed for seamless integration with retail chains and financial institutions.

POS Devices

QPAGOS POS solutions offers fixed or mobile versions of the devices, with or without a printer.

Self-Service Electronic Terminals Kiosks

With user-friendly touch screens, our self-service kiosks allow users to make payments to over 140 providers.

QPAGOS

Our Ecosystem
Multiple Payments through Multiple Devices

Comprehensive Solution Sets: QPAGOS' solutions can be tailored and customized to meet clients' needs. QPAGOS' platform covers payments to retailers, governments, telecom, utilities and more, through multiple devices including end users' personal mobile phones and self-service kiosks.


Kiosk
Advertising
PC
Win-Terminal
POS
QPAGOS
Mobile Cashier
Android/Java
XML
Electronic Wallet


PAYMENT GATEWAY
BANK
SELF SERVICE KIOSKS
SERVICE PROVIDERS

QPAGOS Payment Gateway: Interacts with multiple vendors through multiple devices, allowing payment solutions that cater to every business model and need. LAN, Wi-Fi or Mobile Data connectivity allows for broad geographic coverage.

Our Business

Electronic Wallet – Monedero Qpagos

QPAGOS ecosystem provides service providers and users an innovative, convenient and secure payment experience.

QPAGOS' kiosks are designed to tackle the problems consumers face when dealing with cash transactions. They're equipped with transformative technologies that enable users to deposit cash to QPAGOS' electronic wallet – Monedero - for future top-ups or purchases through QPAGOS Mobile Apps.

SIMPLE & ACCESSIBLE

DEPOSIT & TRANSFER INSTANTANEOUSLY


Monedero
QPAGOS
Ingresar
Registrarse

DIMENSIONAL APIS

SAFE & SECURED

QPAGOS

Our Business

Self Service Kiosks



QPAGOS
Cinépolis
bueno

QPAGOS

Our Business
Sources of Revenue

Payment Processing Fees	• Fixed transaction fees • Solutions Development
Service Provider Commissions & Fees	• Prepaid mobile minutes and data • PIN-on-receipt (iTunes, Xbox, etc.) • Utilities, National Lottery, Transport, etc.
Kiosk Sales & Rentals	• Kiosk sales are paid in full • 24 and 36 month leasing plans • Monthly rental fees
Advertisement Fees	• Advertisement displayed on our app • Video display advertising on kiosks

Our Business
QPAGOS Payment Gateway

Processing Platform: Payments are collected through different devices and interfaces such as self-service kiosks, WIN terminals, Java terminals, XML connections, and mobile apps allowing for end-to-end controls of all financial operations, providing real-time monitoring services, and reporting.



1
Replenishment of the account
Agent
Settlement account of agent
Encashment
+
1
Subscriber
2
Terminals
Payment
2
xlm- gateway
Billing
Gateway system
Provider
Provider

Our Business
Clients & Distribution Channels

QPAGOS over 10 payment services are accessed through a distribution network along several verticals, principally:

- An agent network of independent businesses with high customer traffic in which kiosks are deployed;
- Retailers that seek to decongest teller lines and shift service payments to self-service kiosks;
- Banks and other financial intermediaries that want to extend geographic collection points to their customers, while also improving the experience of their customers when making payments at branches;
- Government municipalities that want to bring service payments closer to their citizens; and
- Other electronic payments distributors who QPAGOS wholesale services to.


Retailers
Agents
Government
QPAGOS
Financial institutions
Other Electronic Payments Distributors

Value Proposition

B2C Electronic Payment Solutions

- Intuitive and user-friendly touch screens in Qpagos self-service kiosks
- Direct interaction with customers conveniently targeted by geography or other variables
- Promotions on a real-time basis through banners in transaction screen, advertisement on 2nd screen and through mobile apps
- Ability to generate leads, enroll or sell contracts through kiosks

B2B Core Competencies

- QPAGOS provides tailored payment solutions that can be adapted to different customer needs and delivered through multiple devices
- Our redundant payments gateway platform is state-of-the-art and housed in a leading data center
- Our turn around in developing denovo solutions is among the fastest in the market thanks to our streamlined development processes

Improved Economics for Accepting Payments

- Reduce cost of accepting payments from cash centric customers
- Extend geographic coverage and penetration to wherever there is mobile connectivity
- Stimulate sales and ticket size through real-time promotions in interactive screen


Unbanked
Consumer Barrier
Pay
pay
BBVA
PayPal
REWARDS
QPAGOS
Effectiveness

Our Business
Current Footprint



Culiacán
Monterrey
Mazatlán
Acapulco

QPAGOS

Our Business
Future Expansion

Having already integrated over 140+ service providers in our platform accessible through over 700 kiosks nationwide, QPAGOS considers the U.S. to Mexico over $28 Bill Remittance flows a natural expansion opportunity



According to Bank of Mexico Family Remittances hit a record $28.8 billion in 2017



Millones de dólares
Million USD
2016 26,970
2015 24,785
2014 23,647
2013 22,303
2012 22,438
2011 22,803
2010 21,304
2009 21,306
2008 25,145
2007 26,059
2006 25,567
2005 21,688
2000 6,573

Source: Consejo Nacional de Población, Fundación BBVA Bancomer y BBVA Research (2017)

Over 140 Payment Services

QPAGOS' revenue derives from fees and commissions on cash2digital payments to over 140 mainstream service providers: mobile networks, government agencies, consumer services and mortgage providers. Cooperating service providers include: Movistar, Dish, Sky, Telcel, Nextel, AT&T, Virgin, Gas Natural, CFE, Infonavit, Sky, Facebook, Maxcom, Izzi, Telmex, Pronosticos and others.

The Market

QPAGOS operates in and targets consumer segments that are largely cash-based and lack convenient alternatives for consumers to pay for goods and services in physical, online, and mobile environments.

Mexico remains a cash-dominated society for retail consumer payments, with approximately 80% of the value of payments exchanged in cash, while the penetration of electronic payment services, such as credit and debit cards and point of sale terminals, significantly lags behind more developed economies.

Market Analysis
Macroeconomics

Mexico is the 15th largest world economy and 2nd largest economy in Latin America, after Brazil.

Mexico's population has reached nearly 130 million and has a GDP exceeding $1 trillion. At over $18,500 per capita; it is among the highest in the Latin America region. (World Bank)

Mexico's future economic growth is forecasted at over 2% for the next few years. (World Bank)

Population vs. GDP Growth


Millions
140
120
100
80
60
40
20
0
6
4
2
0
-2
-4
-6
2000
2008
2009
2010
2011
2012
2013
2014
2015
2016
Population, total
GDP growth (annual %)

CPI vs Disposable Income Growth


140
120
100
80
60
40
20
0
8
6
4
2
0
-2
-4
-6
-8
1
2
3
4
5
6
7
8
9
10
Consumer price index (2010 = 100)
Household disposable income (annual % growth)

Mexico has a robust middle class with among the highest growth in Latin America. In fact, 17% of its population joined the middle class between 2000 and 2010 (World Bank Report: "Economic Mobility and the Rise of the Latin American Middle Class")

According to latest data, disposable income in the average Mexican household grew more than 3.5%. (World Bank)

Market Analysis
Macroeconomics

Mexico is the United States' second-largest export market and third-largest source of imports. In 2016, two-way trade in goods and services exceeded $550 billion.

90% of Mexico trade is through free trade agreements with 46 countries. Mexico is part of the Trans-Pacific Partnership and formed the Pacific Alliance with Peru, Colombia and Chile.



Trade with US
($) Billions
350
300
250
200
150
100
50
0
2000
2008
2009
2010
2011
2012
2013
2014
2015
2016
Import
Export
Balance



MEXICO VS REGIONAL AND GLOBAL AVERAGES
Mexico
North America
Global
2.5%
2.0%
1.9%
2.7%
2.6%
3.3%
4.3%
5.5%
6.4%
GDP growth rate
Inflation rate
Unemployment rate
Source: Ecommerce Foundation, Eurostat, IMF, Tradingeconomics and Worldbank, 2016

The Mexican unemployment rate decreased to 4.3% in 2015 from 4.8% in 2014, well below market expectations.

GDP rate in 2016 was a healthy 2.5% and inflation 2.7%

QPAGOS

Market Analysis
E-commerce

The advent of e-commerce is on the rise in Latin America as well as Mexico. The number of digital buyers in Mexico is projected to grow from 7.19 million in 2016 to around 14.88 million in 2021. (Statista) According to a recent AT Kearny study, the revenue generated in Mexico by e-commerce is expected to reach USD $40.8 billion by 2019.



Business-to-consumer e-commerce in Mexico
($ billion)
Retail
Services and other
CAGR
+26%
9.5
3.0
6.5
13.1
4.6
8.5
17.5
5.9
11.6
22.0
7.5
14.5
27.1
9.4
17.7
32.5
11.5
21.0
40.8
14.5
26.3
26%
25%
2013
2014
2015f
2016f
2017f
2018f
2019f

Sources: eMarketer; A.T. Kearney analysis

Market Analysis
Telecommunications

Mexico has over 107 million mobile subscribers, making it the second largest mobile subscription base in the Latin American region. 89% of the subscribers are under prepaid plans.

Mobile market is estimated to be worth USD $12 billion overall (PwC Telecom), and since over 85% of subscribers are under prepaid plans, top ups are primarily done at retail locations such as supermarkets and convenience stores.



Target Market
A Large Unexploited Business

Mexico remains a cash-dominated society; approximately 65% of Mexicans are unbanked, and 80% of the retail payments are exchanged in cash, aggregating approximately 50% of total consumer spending.

The penetration of electronic payment services, such as credit and debit cards and point of sale terminals, significantly lags behind most developed economies. Only 2% of the USD$203 billion retail sales is from online shopping.

QPAGOS targets a vastly untapped market with over 107 million mobile subscribers in Mexico, 85% of which are under prepaid plans. Mobile top-up alone was a $12 billion business in 2014, as reported by PwC Telecom in Mexico 2015, America Móvil 4Q'15.

UNBANKED POPULATION


0%
50%
PERU
MEXICO
COLOMBIA
CHILE
BRAZIL
Total Users
320M

Sources: eMarketer data, 2014-2016; World Bank Global Findex Database, 2014

QPAGOS

Total Addressable Mexican Kiosk Market

Addressable Locations	
Retail	**49,000**
Convenience Stores, Supermarkets, Pharmacies	
Financial	**80,000**
Banks, Micro-lenders, Bank Correspondents, ATMs	
Mom & Pop	**85,000**
10% of the 850,000 family owned "bodegas"	
TOTAL	**214,000**

Addressable Payments per Month	
Mobile	**180 million**
Average 2 reloads of 87 million	
Subscriptions	**18 million**
50% of all cable, internet, and fixed phone subscribers pay in cash	
Utilities	**62 million**
Mexico's INEGI estimates over 31 million households with water and electricity	
Financial	**60 million**
Over 15 million consumer loans amortized weekly	
TOTAL	**320 million**

Addressable Consumers	
Total Population	**120 million**
60 million adults	
Unbanked	**36 million**
60% of adults unbanked	
Mexico City	**29 million**
Mexico City Metropolis Area is among the world's largest	
Municipalities	**63 million**
200 cities with over 50,000 population	
Mexico City Metro	**6 million**
6 million passengers by Mexico City Metro and MexiBus per day	

Sources: Asociación Nacional De Tiendas De Autoservicio Y Departamentales (ANTAD), World Bank, Sistema de Transporte Colectivo (STC), INEGI, and company estimates

Financials

As QPAGOS continues to position itself as a technology innovator in Mexico's growing electronic payments sector, the Company's 2017 annual revenue grew 46% year over year.

As for semi-annual and year over year revenue growths, the Company also delivered favorable results in 2017, growing 55% YOY.

QPAGOS' fundamentals remain strong with solid inroads into the banking, transportation, retail and government sectors.

Financials



Quarterly Revenues 2017
$ 1,200,000
$ 1,000,000
$ 800,000
$ 600,000
$ 400,000
$ 200,000
$ 0
Q1
Q2
Q3
Q4

Note: *Mexico's Sept 19th earthquake had a significant adverse effect on retail sales and economic activity in general. In QPAGOS case it affected revenues as mayor mobile operators gave out free airtime for several days.*



Revenues
($) Thousands
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
46% YOY revenue growth
55% YOY semi-annual revenue growth
139% YOY annual revenue growth
2015
2016
2017
2018
2019
2020

31% Compounded Quarter Over Quarter Growth



Quarterly Revenues
US$ '000
$ 1,200
$ 1,000
$ 800
$ 600
$ 400
$ 200
$ 0
56
106
364
603
630
627
770
666
927
1,017
930
1,110
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4** 2017

QPAGOS

Our Team

QPAGOS' management team has vast experiences and knowledge in the Hispanic market, financial services, IT, telecom, and payment industries.

Their broad international background and resources give QPAGOS a solid foundation for business expansion and growth across multiple markets.

Our Board of Directors

Gaston Pereira, CEO

Vast experience and knowledge in Latin America and U.S. banking, telecom and payment industries;

- Citibank
- Bell Atlantic
- Tellabs

Professional Background

- President – Latin Card Strategies
- Chief Sales & Marketing Officer – SIGUE
- VP Latin America, Tellabs and Sycamore
- CEO – IUSATEL Chile, MARCATEL, Mexico
- VP & WCG Country Manager – CITIBANK

Andrey Novikov, COO

Prior QIWI (A publicly-traded Russian payment service provider) Vice President, International Business Development.

Experiences in leading international start-ups under QIWI;



James Fuller, Independent Director

Prior Board of Directors of the Securities Investor Protection Corporation (SIPC)

Prior Chairman of the Board of Pacific Research Institute

Prior Senior Vice President of the New York Stock Exchange (NYSE)

Ex President of:

- Bull & Bear Group
- Morgan Fuller Capital Group


QPAGOS
THANKS